UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 11, 2021

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road, Santa Paula, California 93060

(Address of Principal Executive Offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Registrant’s telephone number, including area code: (805) 525-1245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVGW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2021, Calavo Growers, Inc. (“Calavo”) appointed Adriana Mendizabal to its Board of Directors, effective December 1, 2021.

Ms. Mendizabal, age 57, is Group President for Stanley Black & Decker Latin America, a diversified global provider of hand tools, power tools, and other products and services, a role she has held since 2019. Prior to her current position, Ms. Mendizabal was with Nature’s Sunshine Products, a manufacturer and marketer of dietary supplements and personal care products, from 2012 to 2019 where she was Business Unit President and Global Chief Marketing & Innovations Officer. Prior to that she held roles at Visa USA, Herbalife, Johnson & Johnson, Kodak, PepsiCo-Mexico and Procter & Gamble.

Ms. Mendizabal served as an independent director and member of the audit committee for the Bank of New York Mellon’s Mexico subsidiary from 2008 to 2015. She currently is an executive member of the Latino Corporate Directors Association. Ms. Medizabal has not been, and is not expected to be, named to any committee of the Board of Directors at this time.

On November 11, 2021, director Scott Van Der Kar gave notice of his retirement from the Board of Directors effective January 3, 2022 and that he will not stand for re-election at Calavo’s 2022 annual meeting of shareholders. Mr. Van Der Kar’s decision was not the result of any disagreements with Calavo on any matter relating to Calavo’s operations, policies or practices.

Item 7.01.  Regulation FD Disclosure.

On November 17, 2021, the Company issued a press release announcing the appointment of Ms. Mendizabal to the Board of Directors and the retirement of Mr. Van Der Kar from the Board of Directors. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of Calavo’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press Release dated November 17, 2021
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
November 17, 2021

	By:	/s/ Steve Hollister
Steve Hollister
Interim Chief Executive Officer

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